UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

December 10, 2019

(Date of Report)

AMERICATOWNE HOLDINGS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	000-55699	81-3131497
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

4700 Homewood Court, Suite 100, Raleigh, North Carolina 27609
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(888) 406-2713

 (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common	ATMO	OTC Markets

1

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter. ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events.

On November 28, 2019, AmericaTowne Holdings, Inc. (the “Company”), a Nevada corporation, received a Progress Payment Certificate (“Certificate”) from the Central Bank of Kenya (“Central Bank”). The Company’s employees, both in the United States and Kenya, have performed due diligence regarding the Certificate and have determined that the Certificate is authentic, properly executed, and approved by the Central Bank.

The Certificate represents imminent payment of $426,000,000 to the Company pursuant to the terms of several tenders issued by the Central Bank and related governmental entities in Kenya. The tenders were previously disclosed in the Company’s Amended Current Report filed May 7, 2019, Amended Quarterly Report filed on May 20, 2019, and discussed further in the Company’s Quarterly Report filed on November 4, 2019.

The Company remains in close contact with Kenyan officials. It is unknown when the $426,000,000 will be received by the Company, though the Company believes payment is imminent based on representations made by Kenyan officials. The Certificate represents the beginning of the partnership between the Company and the Central Bank and other Kenyan governmental entities and will trigger the Company’s performance obligations under the previously disclosed tenders. The Company cannot guarantee its performance, nor the Central Bank’s performance, however, completion of the terms of the tenders could result in approximately $1,250,000,000 in revenue for the Company over the next four years.

On December 9, 2019, the Company issued the attached press release titled “AmericaTowne Announces Start of Partnership,” which further outlines the terms of the tenders and information regarding the Certificate.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Document	Location
99.1	Press Release	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICATOWNE HOLDINGS, INC. By: /s/ Alton Perkins Alton Perkins Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer, Secretary Dated: December 10, 2019

2